EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------            Reporting Period:  6/01/01 to 6/30/01
       Debtor

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT)              X
     Copies of bank statements                                                                          X
     Cash disbursement journals                                                                         X               X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
     Copies of IRS Form 6123 or payment receipt                                                         X
     Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
     Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/ Theodore J. Shoneck                             July 18, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date


Theodore J. Shoneck                               President
-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------             Reporting Period: 6/01/01 to 6/30/01
       Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

     Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------

Cash Beginning of Month         324,208      70,226      3,874       5,216      403,524      277,400      977,761       977,761

RECEIPTS
Cash Sales
Accounts Receivable                   -                           1,974,000   1,974,000      786,000   16,699,089    11,043,000
Loans and Advances            1,260,000                                       1,260,000    1,390,000   11,395,000    12,872,000
Sale of Assets                                                                        -                     6,800             -
Other (Attach List)               7,678                              13,417      21,095            -      188,784             -
Transfers (From DIP Accts)                  500,000      6,145                  506,145            -    2,920,467             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                1,267,678     500,000      6,145    1,987,417   3,761,240    2,176,000   31,210,140    23,915,000
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                      54,206     465,960      3,834                  524,000      536,000    4,020,942     4,036,000
Payroll Taxes                    65,535      38,302        163                  104,000       99,000      897,142       903,000
Sales, Use & Other Taxes         16,000                                          16,000       20,000      122,000       154,000
Inventory Purchases             177,000                                         177,000      200,000    3,380,000     4,435,000
Secured Rental/Leases            77,000                                          77,000       80,000      468,000       491,000
Insurance                       123,000                                         123,000      123,000      342,000       667,000
Administrative                   56,810       1,317        209                   58,336      162,000      391,221     1,024,000
Selling                          54,000                                          54,000       81,000      566,000       687,000
Other (Attach List)             230,000                           1,925,000   2,155,000      875,000   18,645,846    14,184,000


Owner Draw*

Transfers (To DIP Accts)        506,145                                         506,145           -     2,920,467            -

Professional Fees                                                                    -            -        50,000        50,000
U.S. Trustee Quarterly Fees                                                          -            -        14,000        14,000
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS           1,359,696     505,579      4,206   1,925,000    3,794,481    2,176,000   31,817,618    26,645,000
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                   (92,018)     (5,579)     1,939      62,417      (33,241)          -      (607,478)   (2,730,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH             232,190      64,647      5,813      67,633      370,283      277,400      370,283    (1,752,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                            3,794,481
Less: Transfers to Debtor in Possession Accounts                                                (506,145)
Plus: Estate Disbursements made by outside sources (I.e. from escrow account)                          -
                                                                                              ----------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                3,288,336
                                                                                              ==========

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                              Reporting Period: 6/01/01 to 6/30/01
Continuation Sheet

                                                         Current Month                          Cummulative
                                                    Actual           Projected             Actual          Projected
Explanation of Other Income
---------------------------

Pre Pet. Voids                                     7,678                                    45,178                  0
Rental of Parking Lot                                                                        4,000                  0
Misc COBRA pmts/refunds                            5,688                                    39,877                  0
Insurance Claim/Refund                             7,729                                    99,729                  0
                                               ---------               -------          ----------         ----------
   Total                                          21,095                     0             188,784                  0
                                               =========               =======          ==========         ==========


Explanation of Other Disbursements
----------------------------------

Congress Repayments                            1,925,000               786,000          17,165,846         11,861,000
First Union Loan Repayments                      155,000                     0             465,000            465,000
Interest Expense                                   3,000                     0              21,000             21,000
Commissions                                       72,000                85,000             539,000          1,142,000
Engineering                                            0                 4,000               5,000             95,000
QEL Requirements                                       0                     0             450,000            600,000
                                               ---------               -------          ----------         ----------
   Total                                       2,155,000               875,000          18,645,846         14,184,000
                                               =========               =======          ==========         ==========

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 6/01/01 to 6/30/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


REVENUES                                                 Month        Cumulative Filing to Date
--------                                                 -----        -------------------------

Gross Revenues                                        $  2,543,018       $ 16,817,196
Less: Returns and Allowances                                  --                 --
                                                         ---------          ---------
Net Revenue                                              2,543,018         16,817,196

COST OF GOODS SOLD
Beginning Inventory                                      9,912,846         15,046,970
Add: Purchases                                             323,678          3,829,971
Add: Cost of Labor                                          42,273            390,687
Add: Other Costs (attach schedule)                         236,497          1,597,444
Less: Ending Inventory                                   8,721,326          8,721,326
Cost of Goods Sold                                       1,793,968         12,143,746
Gross Profit                                               749,050          4,673,450
                                                         ---------          ---------

Advertising                                                    396             50,467
Auto and Truck Expense                                        --                 --
Bad Debts                                                     --               52,000
Contributions                                                 --                 --
Employee Benefit Programs                                   30,758            161,360
Insider Compensation*                                         --                 --
Insurance                                                  124,560            317,636
Management Fees/Bonuses                                       --                 --
Office Expense                                               4,644             91,337
Pension & Profit-Sharing Plans                                --                 --
Repairs and Maintenance                                      2,562             54,485
Rent and Lease Expense                                      55,585            388,216
Salaries/Commissions/Fees                                  370,774          3,184,004
Supplies                                                     3,733             (1,862)
Taxes - Payroll                                             32,061            336,472
Taxes - Real Estate                                          1,330             12,401
Taxes - Other                                                5,029             (5,671)
Travel and Entertainment                                    53,960            383,543
Utilities                                                   12,819            147,272
Other (attach schedule)                                     26,560            600,938
Total Operating Expenses Before Depreciation               724,771          5,772,598
Depreciation/Depletion/Amortization                         89,535            269,423
Net Profit (Loss) Before Other Income & Expenses           (65,256)        (1,368,571)
                                                         ---------          ---------

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                           9,500,310          9,500,310
Interest Expense                                            79,944            530,758
Other Expense (attach schedule)                               --                 --
Net Profit (Loss) Before Reorganization Items            9,355,110          7,600,981
                                                         ---------          ---------

REORGANIZATION ITEMS                                          --
Professional Fees                                             --               50,000
U.S. Trustee Quarterly Fees                                   --               14,000
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                         --                 --
(Gain)/Loss from Sale of Equipment                            --                  836
Other Reorganization Expenses (attach schedule)               --                 --
Total Reorganization Expenses                                 --               64,836
Income Taxes                                                                 (175,754)
                                                         ---------          ---------
Net Profit (Loss)                                        9,355,110          7,711,899
                                                         =========          =========

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 6/01/01 to 6/30/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                   Cumulative
BREAKDOWN OF OTHER CATEGORY                         Month        Filing to Date
--------------------------------------------------------------------------------
Other Costs
Overhead Absorption                                 153,028       1,408,106
Service Labor Costs                                  29,080         395,833
Warranty Costs                                       25,183         497,597
Non-Inventory Reserve Expenses                       29,206        (704,092)
                                                  ---------       ---------
  Total                                             236,497       1,597,444
                                                  =========       =========

Other Operational Expenses
Freight                                               4,041          70,900
Bank Charges & LOC Fees                              15,548         142,144
Professional Fees                                     6,971         132,055
Patent Royalties                                       --           255,839
                                                  ---------       ---------
  Total                                              26,560         600,938
                                                  =========       =========

Other Income
Dividend (Forgiveness of Intercompany Debt)
 from Hitech (Subsidiary)                         9,481,086       9,481,086
Gain Realized by liquidation of
  Quad Foreign Sales (Subsidiary)                    19,224          19,224
                                                  ---------       ---------
  Total                                           9,500,310       9,500,310
                                                  =========       =========

Other Expenses

Other Reorganization Expenses


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 6/01/01 to 6/30/01
          Debtor
                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                           BOOK VALUE
                                                            AT END OF         BOOK VALUE
                                                             CURRENT              ON
                                                            REPORTING          PETITION
                ASSETS                                        MONTH              DATE
------------------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                             233,190           161,799
Restricted Cash and Cash Equivalents
  (see continuation sheet)                                    138,093           815,962
Accounts Receivable (Net)                                   1,796,143         3,130,385
Notes Receivable                                                 --                --
Inventories                                                 8,721,326        15,046,970
Prepaid Expenses                                              207,710           433,952
Professional Retainers                                           --                --
Other Current Assets (attach schedule)                        334,983          (325,421)
                                                           ----------        ----------
TOTAL CURRENT ASSETS                                       11,431,445        19,263,647
                                                           ==========        ==========

PROPERTY AND EQUIPMENT
Real Property and Improvements                                177,958           276,575
Machinery and Equipment                                     1,716,773         2,124,028
Furniture, Fixtures and Office Equipment                    2,154,232         3,210,503
Leasehold Improvements                                        330,078           330,078
Vehicles                                                       19,142            30,594
Less Accumulated Depreciation                               3,243,234         4,324,223
                                                           ----------        ----------
TOTAL PROPERTY & EQUIPMENT                                  1,154,949         1,647,555
                                                           ==========        ==========

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                             10,096,807         1,054,423
                                                           ----------        ----------
TOTAL OTHER ASSETS                                         10,096,807         1,054,423
                                                           ----------        ----------
TOTAL ASSETS                                               22,683,201        21,965,625
                                                           ==========        ==========


                                                           BOOK VALUE
                                                            AT END OF         BOOK VALUE
                                                             CURRENT              ON
                                                            REPORTING          PETITION
        LIABILITIES AND OWNER EQUITY                          MONTH              DATE
------------------------------------------------------------------------------------------

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                               80,861         8,246,757
Taxes Payable (refer to FORM MOR-4)                           368,626           370,167
Wages Payable                                                 274,164           671,333
Notes Payable                                                    --                --
Rent/Leases - Building/Equipment                              105,280           220,133
Secured Debt / Adequate Protection Payments                   507,765         6,317,257
Professional Fees                                                --                --
Amounts Due to Insiders*                                         --                --
Other Postpetition Liabilities (attach schedule)            2,030,866         3,861,109
                                                           ----------        ----------
TOTAL POSTPETITION LIABILITIES                              3,367,562        19,686,756
                                                           ==========        ==========

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                 182,489              --
Unsecured Debt                                              9,142,382              --
                                                           ----------        ----------
TOTAL PRE-PETITION LIABILITIES                              9,324,871              --
                                                           ----------        ----------
TOTAL LIABILITIES                                          12,692,433        19,686,756
                                                           ==========        ==========

OWNER EQUITY
Capital Stock                                                 135,531           135,531
Additional Paid-In Capital                                 24,733,708        24,733,708
Partners' Capital Account                                        --                --
Owner's Equity Account                                                             --
Retained Earnings - Pre-Petition                          (22,590,370)      (22,590,370)
Retained Earnings - Postpetition                            7,711,899              --
Adjustments to Owner Equity (attach schedule)                    --                --
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)                                      --                --
                                                           ----------        ----------
NET OWNER EQUITY                                            9,990,768         2,278,869
                                                           ----------        ----------
TOTAL LIABILITIES AND OWNERS EQUITY                        22,683,201        21,965,625
                                                           ==========        ==========




*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                        Reporting Period: 6/01/01 to 6/30/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                          BOOK VALUE
                                           AT END OF          BOOK VALUE
                                            CURRENT               ON
                                           REPORTING           PETITION
                ASSETS                       MONTH               DATE
--------------------------------------------------------------------------
Other Current Assets
Accts Rec - Misc                           198,478                  537
Temp. Empl Advances                           --                 43,891
Permanent Advances                           1,100                  921
Deposits                                    98,722               40,437
Interco - Current                           36,683             (411,207)


Other Assets
Acquisition Costs - QEL                      6,448                8,598
Patent Costs                                 1,527                1,977
Invest - Hitech/QSM                      4,025,831            4,026,831
Invest - QEL                             2,500,000            2,500,000
Interco - Long Term                     (1,099,278)         (10,145,262)
Invest - QSL                             4,662,279            4,662,279


                                        BOOK VALUE
                                         AT END OF          BOOK VALUE
                                          CURRENT               ON
                                         REPORTING           PETITION
LIABILITIES AND OWNER EQUITY               MONTH               DATE
------------------------------------------------------------------------

Other Postpetition Liabilities
Deferred Revenue                           933,136            1,151,531
Customer Deposits                           34,824              416,644
Accrued Expenses                           719,457            1,872,647
Commission Payable                         343,449              420,287

Postpetition Contributions (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 6/01/01 to 6/30/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                Amount
                                                  Beginning   Withheld or    Amount                    Check No.      Ending Tax
                                               Tax Liability    Accrued       Paid        Date Paid     or EFT        Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                             -         75,924       75,924     6/8, 6/22     ADP EFT                  -
FICA-Employee                                           -         37,837       37,837     6/8, 6/22     ADP EFT                  -
FICA-Employer                                           -         37,837       37,837     6/8, 6/22     ADP EFT                  -
Unemployment                                            -             38           38     6/8, 6/22     ADP EFT                  -
Income                                                  -              -            -                                            -
Other:  Tax Accounting Accrual
  Only from prior years                           352,702              -            -                                      352,702
                                                ---------        -------      -------       ------      -------          ---------
Total Federal Taxes                               352,702        151,636      151,636           -            -             352,702
                                                ---------        -------      -------       ------      -------          ---------

State and Local
Withholding                                             -         20,430       20,430     6/8, 6/22     ADP EFT                  -
Sales                                               8,336         17,936       10,348                 CA EFT/Ck170059       15,924
Excise                                                  -                                                                        -
Unemployment                                            -            602          602     6/8, 6/22     ADP EFT                  -
Real Property                                           -                                                                        -
Other: Canadian P/R Taxes                               -          1,434        1,434     6/8, 6/22     ADP EFT                  -
                                                ---------        -------      -------       ------      -------          ---------
Total State and Local                               8,336         40,402       32,814                                       15,924
                                                ---------        -------      -------       ------      -------          ---------
Total Taxes                                       361,038        192,038      184,450                                      368,626
                                                ---------        -------      -------       ------      -------          ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----

Accounts Payable                                   43,922          458        28,606       7,875                          80,861
Wages Payable                                     274,164                                                                274,164
Taxes Payable                                      15,924                                             352,702            368,626
Rent/Leases-Building                                    -                                                                      -
Rent/Leases-Equipment                             105,280                                                                105,280
Secured Debt/Adequate Protection Payments         507,765                                                                507,765
Professional Fees                                       -                                                                      -
Amounts due to Insiders*                                -                                                                      -
Other:                                                                                                                         -
Other:                                                                                                                         -
                                                ---------        -----       ------       ------      -------          ---------
Total Postpetition Debts                          947,055          458       28,606        7,875      352,702          1,336,696
                                                =========        =====       ======       ======      =======          =========

Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

Note: Some Sales Taxes Paid are CA monthly estimate and NJ return was filed

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 6/01/01 to 6/30/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                          Amount
----------------------------------                                          ------

Total Accounts Receivable at the beginning of the reporting period       1,486,316
+ Amounts billed during the period                                       2,483,594
- Amounts collected during the period                                    1,953,767
Total Accounts Receivable at the end of the reporting period             2,016,143


Accounts Receivable Aging
-------------------------

0 - 30 days old                                                          1,581,207
31 - 60 days old                                                           213,698
61 - 90 days old                                                            56,215
91+ days old                                                               165,023
Total Accounts Receivable                                                2,016,143
Amount considered uncollectible (Bad Debt)                                (220,000)
Accounts Receivable (Net)                                                1,796,143


Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)